MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated


Month                          May-01
Payment Date                   15th of each month
Convention                     Modified Following Business Day
Current Payment Date           15-May-01
Current Calculation Date       9-May-01
Previous Payment Date          17-Apr-01
Previous Calculation Date      9-Apr-01
--------------------------------------------------------------------------------

1. Account Activity Summary between Calculation Dates

---------------------------------------------------------------------------------------------
                                    Prior        Deposits     Withdrawals       Balance on
                                   Balance                                    Calculation Date
                                  9-Apr-01                                        9-May-01
---------------------------------------------------------------------------------------------
Expense Account                   1,944,056.50   6,864,116.17   (4,474,246.80)    4,333,925.87
Collection Account               22,565,820.96  19,866,354.42  (22,565,820.96)   19,866,354.42
Aircraft Purchase Account                    -              -               -                -
Liquidity Reserve cash balance   49,309,891.00  (1,174,688.00)              -    48,135,203.00
---------------------------------------------------------------------------------------------
Total                            73,819,768.46  25,555,782.59  (27,040,067.76)   72,335,483.29
---------------------------------------------------------------------------------------------

2. Analysis of Expenses Account Activity

---------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                      1,944,056.50
Transfer from Collection Account on previous Payment Date                         6,842,082.55
Permitted Aircraft Accrual                                                                   -
Interim Transfer from Collection Account                                                     -
Transfers from Aircraft Purchase Account                                                     -
Interest Income                                                                      22,033.62
Balance on current Calculation Date
 - Payments on previous payment date                                               (842,082.55)
 - Interim payments                                                              (3,632,164.25)
 - Other                                                                                     -
---------------------------------------------------------------------------------------------
Balance on current Calculation Date                                               4,333,925.87
---------------------------------------------------------------------------------------------

3. Analysis of Collection Account Activity

---------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                     22,565,820.96
Collections during period
 - Lease rentals                                                                 17,439,880.51
 - Maintenance reserves                                                           2,047,430.56
 - Other leasing income                                                             113,264.00
 - Interest income                                                                  265,779.35
 - Lease rental received in error                                                            -
 - Interim transfer to Expense A/C                                                           -
Transfers from Aircraft Purchase Account                                                     -
Drawings under Credit or Liquidity Enhancement Facilities                                    -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                       -
Transfer to Expense Account on previous Payment Date
 - Required Expense Amount                                                       (6,842,082.55)
 - Permitted Aircraft Modifications                                                          -
Net Swap payments on previous Payment Date                                       (1,656,818.75)
Aggregate Note Payments on previous Payment Date                                (14,066,919.66)
------------------------------------------------------------------------------  ---------------
Balance on current Calculation Date                                              19,866,354.42
------------------------------------------------------------------------------  ---------------

Analysis of Liquidity Reserve Amount
First Collection Account Reserve                                                 30,000,000.00
Cash Held
 - Accrued Expenses                                            4,333,925.87
 - Security Deposits                                          18,135,203.00      22,469,128.87
Morgan Stanley Facility                                                          30,000,000.00
ILFC Facility
   - Letter of Credit                                         20,000,000.00
   -Security Deposits                                         20,040,351.00      40,040,351.00
                                                                             -----------------
Liquidity Reserve Amount                                                        122,509,479.87
                                                                             -----------------

Minimum Liquidity Reserve Amount                                                 30,000,000.00

                         MORGAN STANLEY AIRCRAFT FINANCE
                              Report to Noteholders
                All amounts in US dollars unless otherwise stated
-------------------------------------------------------------------------------
Current Payment Date                   15-May-01
Current Calculation Date               9-May-01
Previous Payment Date                  17-Apr-01
Previous Calculation Date              9-Apr-01

----------------------------------------------------------------------------------------------------------------

Balance in Collection Account                                                                     19,866,354.42
Liquidity Reserve Amount                                                                         122,509,479.87
                                                                                              ------------------
Available Collections                                                                            142,375,834.29
                                                                                              ==================

3. Analysis of Collection Account Activity (Continued)
----------------------------------------------------------------------------------------------------------------
Analysis of Current Payment Date Distributions

(i)          Required Expense Amount
              - Servicer Fee                                                        609,030.73
              - Administration Agent Fee                                             76,643.58
              - Other Service Providers                                              12,500.01
              - Accrued Expenses                                                  2,800,000.00
                                                                            ------------------
             Total Required Expense Amount                                                         3,498,174.32
(ii) a)      Class A Interest but excluding Step-up                                                5,691,929.07
     b)      Swap Payments other than subordinated swap payments                                   1,708,622.22
(iii) a)     Repayment of Primary Eligible Credit Facilities                                                  -
     b)      First Collection Account top-up (Minimum liquidity reserve $30 m)                    30,000,000.00
(iv)         Class A Minimum principal payment                                                                -
(v)          Class B Interest                                                                        717,208.39
(vi)         Class B Minimum principal payment                                                       132,885.95
(vii)        Class C Interest                                                                      1,007,640.00
(viii)       Class C Minimum principal payment                                                                -
(ix)         Class D Interest                                                                        797,101.25
(x)          Class D Minimum principal payment                                                                -
(xi)  a)     Secondary Eligible Credit Facilities (ILFC and Morgan Stanley Facilities)                        -
      b)     Second collection account top-up                                                     92,509,479.87
(xii)        Class A Scheduled principal                                                                      -
(xiii)       Class B Scheduled principal                                                             455,118.91
(xiv)        Class C Scheduled principal                                                             140,000.00
(xv)         Class D Scheduled principal                                                              22,000.00
(xvi)        Permitted accruals for Modifications                                                             -
(xvii)       Step-up interest                                                                                 -
(xviii)      Beneficial interest                                                                              -
(xix)        Class A Supplemental principal                                                        5,695,674.31
(xx)         Class B Supplemental principal                                                                   -
(xxi)        Class D Redemption Price                                                                         -
(xxii)       Class C Redemption Price                                                                         -
(xxiii)      Class B Redemption Price                                                                         -
(xxiv)       Class A Redemption Price                                                                         -
(xxv)        Subordinated Swap payments                                                                       -
(xxvi)       all remaining amounts to holders of Beneficial interests
             Total Payments with respect to Payment Date                                         142,375,834.29
             less collection Account Top Ups (iii) (b) and (xi) (b) above                        122,509,479.87
                                                                                              ------------------
                                                                                                  19,866,354.42
                                                                                              ==================

                         MORGAN STANLEY AIRCRAFT FINANCE
                              Report to Noteholders
                All amounts in US dollars unless otherwise stated
--------------------------------------------------------------------------------
Current Payment Date                     15-May-01
Current Calculation Date                 9-May-01
Previous Payment Date                    17-Apr-01
Previous Calculation Date                9-Apr-01

--------------------------------------------------------------------------------------------------------------------

                         MORGAN STANLEY AIRCRAFT FINANCE
                              Report to Noteholders
                All amounts in US dollars unless otherwise stated

4. Payments on the Notes by Subclass

--------------------------------------------------------------------------------------------------------------------
                                           Subclass        Subclass         Subclass       Subclass          Total
Floating Rate Notes                           A-2             A-3             A-4             A-5           Class A

--------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                              5.02250%        5.02250%         5.02250%        5.02250%
Applicable Margin                              0.3500%         0.5200%          0.5400%         0.5800%
Applicable Interest Rate                      5.37250%        5.54250%         5.56250%        5.60250%
Day Count                                      Act/360         Act/360          Act/360         Act/360
Actual Number of Days                               28              28               28              28
Interest Amount Payable                     839,756.72    2,500,283.33       865,277.78    1,486,611.24
Step-up Interest Amount Payable                NA              NA              NA              NA
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Total Interest Paid                         839,756.72    2,500,283.33       865,277.78    1,486,611.24      5,691,929.07
-------------------------------------------------------------------------------------------------------------------------

Expected Final Payment Date                  15-Sep-05       15-Mar-02        15-Mar-03       15-Jun-08
Excess Amortization Date                     15-Apr-98       15-Mar-02        15-Mar-03       15-Apr-00
-------------------------------------------------------  --------------  ------------------------------------------------
Original Balance                         340,000,000.00  580,000,000.00  200,000,000.00  400,000,000.00
Opening Outstanding Principal Balance    200,965,511.91  580,000,000.00  200,000,000.00  341,161,500.45  1,322,127,012.36
-------------------------------------------------------  --------------  ------------------------------------------------
Extended Pool Factors                           71.49%         100.00%          100.00%          96.92%
Pool Factors                                    59.25%         100.00%          100.00%          86.33%
-------------------------------------------------------  --------------  ------------------------------------------------
Extension Amount                                     -               -                -               -
Pool Factor Amount                                   -               -                -               -
Surplus Amortisation                      2,111,376.26               -                -    3,584,298.05
-------------------------------------------------------  --------------  ------------------------------------------------
Total Principal Distribution Amount       2,111,376.26               -                -    3,584,298.05      5,695,674.31
-------------------------------------------------------  --------------  ------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
-------------------------------------------------------  --------------  ------------------------------------------------
Closing Outstanding Principal Balance    198,854,135.65  580,000,000.00  200,000,000.00  337,577,202.40  1,316,431,338.05
-------------------------------------------------------  --------------  ------------------------------------------------

                         MORGAN STANLEY AIRCRAFT FINANCE
                              Report to Noteholders
                All amounts in US dollars unless otherwise stated

------------------------------------------------------------------------------------
                                           Subclass      Subclass        Total
Floating Rate Notes                           B-1           B-2         Class B

------------------------------------------------------------------------------------
Applicable LIBOR                               5.0225%       5.0225%
Applicable Margin                              0.6500%       1.0500%
Applicable Interest Rate                      5.67250%      6.07250%
Day Count                                      Act/360       Act/360
Actual Number of Days                               28            28
Interest Amount Payable                     363,191.76    354,016.63
Step-up Interest Amount Payable                NA            NA
------------------------------------------------------------------------------------
Total Interest Paid                         363,191.76    354,016.63     717,208.39
------------------------------------------------------------------------------------

Expected Final Payment Date                  15-Mar-13     15-Mar-07
Excess Amortisation Date                     15-Apr-98     15-Mar-07
------------------------------------------------------------------------------------
Original Balance                        100,000,000.00 75,000,000.00
Opening Outstanding Principal Balance    82,320,111.86 74,955,000.00 157,275,111.86
------------------------------------------------------------------------------------
Extended Pool Factors                           91.44%       100.00%
Pool Factors                                    87.16%        99.93%
------------------------------------------------------------------------------------
Extension Amount                                     -             -
Pool Factor Amount                                   -      7,500.00
Surplus Amortisation                        580,504.86             -
------------------------------------------------------------------------------------
Total Principal Distribution Amount         580,504.86      7,500.00     588,004.86
------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
------------------------------------------------------------------------------------
Closing Outstanding Principal Balance    81,739,607.00 74,947,500.00 156,687,107.00
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------                ----------------
                                           Subclass      Subclass         Total                         Subclass
Fixed Rate Notes                              C-1           C-2          Class C                          D-1

------------------------------------------------------------------------------------                ----------------
Applicable Interest Rate                      6.90000%        9.60000%                                        8.70000%
Day count                                     30 / 360        30 / 360                                       30 / 360
Number of Days                                      30              30                                             30
Interest Amount Payable                     567,640.00      440,000.00                                     797,101.25
------------------------------------------------------------------------------------                ----------------
Total Interest Paid                         567,640.00      440,000.00     1,007,640.00                    797,101.25
------------------------------------------------------------------------------------                ----------------
Expected Final Payment Date                  15-Mar-13     15-Oct-16                                      15-Mar-14
Excess Amortisation Date                     15-Mar-13     15-Oct-16                                      15-Mar-10
Original Balance                         100,000,000.00  55,000,000.00                                 110,000,000.00
Opening Outstanding Principal Balance    98,720,000.00   55,000,000.00   153,720,000.00                109,945,000.00
------------------------------------------------------------------------------------                ----------------
Extended Pool Factors                          100.00%       100.00%                                           100.00%
Expected Pool Factors                           98.58%       100.00%                                            99.93%
------------------------------------------------------------------------------------                ----------------
-----------------------------------------
Extended Amount                                      -             -                                              -
Expected Pool Factor Amount                 140,000.00             -                                        22,000.00
Surplus Amortisation                                 -             -
-----------------------------------------
------------------------------------------------------------------------------------                ----------------
Total Principal Distribution Amount         140,000.00             -     140,000.00                         22,000.00
------------------------------------------------------------------------------------                ----------------
Redemption Amount                                    -             -                                                -
- amount allocable to principal                      -             -                                                -
- amount allocable to premium                        -             -                                                -
------------------------------------------------------------------------------------                ----------------
Closing Outstanding Principal Balance    98,580,000.00 55,000,000.00 153,580,000.00                    109,923,000.00
------------------------------------------------------------------------------------                ----------------

                         MORGAN STANLEY AIRCRAFT FINANCE
                              Report to Noteholders
                All amounts in US dollars unless otherwise stated
--------------------------------------------------------------------------------
Current Payment Date                            15-May-01
Current Calculation Date                         9-May-01
Previous Payment Date                           17-Apr-01
Previous Calculation Date                        9-Apr-01
--------------------------------------------------------------------------------

5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period                15-May-01
End of Interest Accrual Period                  15-Jun-01
Reference Date                                  13-Jun-01

------------------------------------------------------------------------------------------------------------------------------

                                                 A-2           A-3           A-4          A-5          B-1          B-2

------------------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                                 4.12250%      4.12250%      4.12250%     4.12250%    4.12250%       4.12250%
Applicable Margin                                 0.3500%       0.5200%       0.5400%      0.5800%     0.6500%        1.0500%
Applicable Interest Rate                          4.4725%       4.6425%       4.6625%      4.7025%     4.7725%        5.1725%
Actual Pool Factor                                 58.49%       100.00%       100.00%       84.39%      81.74%         99.93%

------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

Fixed Rate Notes                                 C-1           C-2           D-1

--------------------------------------------------------------------------------------

Actual Pool Factor                                 98.58%       100.00%        99.93%

--------------------------------------------------------------------------------------

6. Payments per $ 100,000 Initial Outstanding Principal Balance of Notes

------------------------------------------------------------------------------------------------------------------------------

(a) Floating Rate Notes                          A-2           A-3           A-4          A-5          B-1          B-2

------------------------------------------------------------------------------------------------------------------------------
Opening Outstanding Principal Balance           59,107.50    100,000.00    100,000.00    85,290.38   82,320.11      99,940.00
Total Principal Payments                           620.99             -             -       896.07      580.50          10.00
Closing Outstanding Principal Balance           58,486.51    100,000.00    100,000.00    84,394.30   81,739.61      99,930.00

Total Interest                                     246.99        431.08        432.64       371.65      363.19         472.02
Total Premium                                     0.0000%       0.0000%       0.0000%      0.0000%     0.0000%        0.0000%

------------------------------------------------------------------------------------------------------------------------------

(b) Fixed Rate Notes                             C-1           C-2           D-1

--------------------------------------------------------------------------------------

Opening Outstanding Principal Balance           98,720.00    100,000.00     99,950.00
Total Principal Payments                           140.00             -         20.00
Closing Outstanding Principal Balance           98,580.00    100,000.00     99,930.00

Total Interest                                     567.64        800.00        724.64
Total Premium                                           -             -             -

                        MORGAN STANLEY AIRCRAFT FINANCE
         Cumulative Performace to Date - March 15, 2000 to May 15, 2001

                                  All amounts in millions of US dollars                Dollar amounts expressed as a percentage
                                            unless otherwise stated                            of 2000 Base Case Lease Rentals
                                  -------------------------------------                -----------------------------------------
                                                 Cumulative to Date                                    Cumulative to Date
                                             Actual          Base Case       Variance       Actual          Base Case    Variance
                                             ------          ---------       --------       ------          ---------    --------

                CASH COLLECTIONS
 [1]            Lease Rentals                 275.6            275.6              -           100.0%          100.0%        0.0%
 [2]              - Renegotiated Leases         0.0                -            0.0             0.0%
 [3]              - Rental Resets              (2.5)               -           (2.5)           -0.9%
                                             -------          -------        -------         -------         -------     -------
[4]     S [1]..[3]    Contracted
                       Lease Rentals          273.1            275.6           (2.5)           99.1%          100.0%        0.0%

 [5]            Movement in Current
                   Arrears Balance             (1.7)               -           (1.7)           -0.6%            0.0%       -0.6%

                less Net Stress-related Costs
 [6]             - Bad Debts                   (4.0)                                           -1.5%
 [7]             - Security Deposits
                   Drawn Down                   2.3                                             0.8%
 [8]             - Restructured Arrears           -                                             0.0%
 [9]             - AOG                         (9.7)                                           -3.5%
 [10]            - Other Leasing Income        11.2                                             4.1%
 [11]            - Repossession Costs          (0.7)                                           -0.3%
                                            -------          -------        -------         -------         -------     -------
 [12]    S [6].[11]    sub-total               (0.9)           (12.4)          11.5            -0.3%           -4.5%        4.2%

 [13]    [4]+[5]+[12]   Net Lease Rentals     270.6            263.2            7.4            98.2%           95.5%        2.7%

[14]            Interest Earned                 4.9              3.4            1.4             1.8%            1.2%        0.5%

                Maintenance Receipts           30.9                -           30.9            11.2%            0.0%       11.2%
                Maintenance Payments          (36.8)               -          (36.8)          -13.3%            0.0%      -13.3%
                                            -------          -------        -------         -------         -------     -------
[15]            Net Maintenance                (5.9)               -           (5.9)           -2.1%            0.0%       -2.1%

[16]     S [13][15]    Total Cash
                       Collections            269.6            266.6            2.9            97.8%           96.7%        1.1%


                CASH EXPENSES
                Aircraft Operating Expenses
[17]             - Insurance                   (1.7)                                           -0.6%
[18]             - Re-leasing and other
                   overheads                   (1.1)                                           -0.4%
                                            -------          -------        -------         -------         -------     -------
[19]     [17]+[18]      sub-total              (2.9)            (2.2)          (0.7)           -1.0%           -0.8%       -0.2%

                SG&A Expenses
                Aircraft Servicer Fees
                 - Base Fee                    (3.4)            (3.4)           0.0            -1.2%           -1.2%        0.0%
                 - Rent Collected Fee          (3.3)            (3.3)           0.0            -1.2%           -1.2%        0.0%
                 - Rent Contracted Fee         (2.6)            (2.8)           0.1            -1.0%           -1.0%        0.0%
                 - Incentive Fee                  -                -              -             0.0%            0.0%        0.0%
                                            -------          -------        -------         -------         -------     -------
[20]            sub-total                      (9.4)            (9.5)           0.2            -3.4%           -3.5%        0.1%

                Other Servicer Fees
                Cabot                          (1.3)            (1.3)           0.0            -0.5%           -0.5%        0.0%
                Other Service Providers        (1.8)            (0.8)          (0.9)           -0.6%           -0.3%       -0.3%
                                            -------          -------        -------         -------         -------     -------
[21]            sub-total                      (3.0)            (2.1)          (0.9)           -1.1%           -0.8%       -0.3%

[22]     S [19][21]    Total Cash Expenses    (15.3)           (13.9)          (1.4)           -5.5%           -5.0%       -0.5%


                NET CASH COLLECTIONS
[23]     [16]   Total Cash Collections        269.6            266.6            2.9            97.8%           96.7%        1.1%
[24]     [22]   Total Cash Expenses           (15.3)           (13.9)          (1.4)           -5.5%           -5.0%       -0.5%
[25]            Drawings from Expense Account  43.0                -           43.0            15.6%            0.0%       15.6%
[26]            Transfer to Expense Account   (44.4)               -          (44.4)          -16.1%            0.0%      -16.1%
[27]            Interest Payments            (146.9)          (142.7)          (4.3)          -53.3%          -51.8%       -1.5%
[28]            Swap Payments                  (8.4)           (12.4)           4.1            -3.0%           -4.5%        1.5%
[29]            Exceptional Items                 -                -              -             0.0%            0.0%        0.0%
                                            -------          -------        -------         -------         -------     -------
[30]     S [23][29]    TOTAL                   97.7             97.6            0.0            35.4%           35.4%        0.0%
                                            =======          =======        =======         =======         =======     =======


[31]            PRINCIPAL PAYMENTS
                subclass A2                    25.8             26.1           (0.2)            9.4%            9.5%       -0.1%
                subclass A3                       -                -              -             0.0%            0.0%        0.0%
                subclass A4                       -                -              -             0.0%            0.0%        0.0%
                subclass A5                    62.4             62.2            0.2            22.6%           22.6%        0.1%
                subclass B1                     8.0              8.0              -             2.9%            2.9%        0.0%
                subclass B2                     0.1              0.1              -             0.0%            0.0%        0.0%
                subclass C1                     1.3              1.3              -             0.5%            0.5%        0.0%
                subclass C2                       -                -              -             0.0%            0.0%        0.0%
                subclass D1                     0.1              0.1              -             0.0%            0.0%        0.0%
                                            -------          -------        -------         -------         -------     -------
                Total                          97.7             97.6            0.0            35.4%           35.4%        0.0%
                                            =======          =======        =======         =======         =======     =======


                Debt Balances
                subclass A2                   198.9            198.6           (0.2)
                subclass A3                   580.0            580.0              -
                subclass A4                   200.0            200.0              -
                subclass A5                   337.6            337.8            0.2
                subclass B1                    81.7             81.7              -
                subclass B2                    74.9             74.9              -
                subclass C1                    98.6             98.6              -
                subclass C2                    55.0             55.0              -
                subclass D1                   109.9            109.9              -
                                            -------          -------        -------
                TOTAL                       1,736.6          1,736.6            0.0
                                            =======          =======        =======

--------------------------------------------------------------------------------
Note:            Report Line Name                     Description

--------------------------------------------------------------------------------

                CASH COLLECTIONS
  [1]            Lease Rentals                  Assumptions per the March 2000
                                                Prospectus, the "2000 Base
                                                Case".
  [2]             - Renegotiated Leases         Loss in rental revenue caused by
                                                a lessee negotiating a reduction
                                                in the lease rental.

  [3]             - Rental Resets               Loss in rental when new lease
                                                rates are lower than those
                                                assumed in the 2000 Base Case.
  [4]                                           S [1]....[3Contracted Lease
                                                Rentals Current Contracted Lease
                                                Rentals less adjustments for
                                                renegotiated leases and rental
                                                resets.
  [5]           Movement in Current Arrears
                Balance                         Current Contracted Lease Rentals
                                                not received as at the latest
                                                Calculation Date, excluding Bad
                                                Debts.

                less Net Stress-related Costs
  [6]            - Bad Debts                    Rental Arrears owed by lessees
                                                who have defaulted and which are
                                                deemed irrecoverable.
  [7]            - Security Deposits Drawn
                   Down                         Amounts drawn down from Security
                                                Deposits to offset arrears or
                                                Bad Debts.
  [8]            - Restructured Arrears         Current Arrears that have been
                                                capitalized and restructured
                                                into a note payable.
  [9]            - AOG                          Base Case lease rental lost when
                                                an aircraft is off-lease and
                                                non-revenue earning.
 [10]            - Other Leasing Income         Includes lease termination
                                                payments, rental guarantees and
                                                late payments charges.
 [11]            - Repossession Costs           Legal and technical costs
                                                incurred as a result of
                                                repossessing an aircraft.
 [12]  S [6]....[1sub-total

 [13]  [4]+[5]+[Net Lease Rentals               Contracted Lease Rentals less
                                                Movement in Current Arrears
                                                Balance and Net Stress related
                                                costs

 [14]           Interest Earned                 Interest earned on monthly cash
                                                balances held in Collection and
                                                Expense Accounts.

 [15]           Net Maintenance                 Maintenance Revenue Reserve
                                                received less any reimbursements
                                                paid to lessees.

 [16]  S [14]...[1Total Cash Collections          Net Lease Rentals + Interest
                                                Earned + Net Maintenance

--------------------------------------------------------------------------------

                CASH EXPENSES
                Aircraft                        Operating Expenses All
                                                operational costs related to the
                                                leasing of aircraft.
 [17]            - Insurance                    Premium for contingent insurance
                                                policies.
 [18]            - Re-leasing and other
                   overheads                    Miscellaneous re-delivery and
                                                leasing costs associated with
                                                re-leasing events.
 [19]  [17]+[18]sub-total
                SG&A                            Expenses All fees paid to the
                                                Aircraft Servicer and to other
                                                service providers.

 [20]           Aircraft Servicer Fees          Monthly and annual fees paid to
                                                the Aircraft Servicer, ILFC.
                 - Base Fee                     Fixed amount per month per
                                                aircraft and changes only as
                                                aircraft are acquired or sold.
                 - Rent Collected Fee           Amount equal to approximately
                                                1.25% of rentals received during
                                                the previous calendar month.
                 - Rent Contracted Fee          Amount equal to 1.00% of rentals
                                                contracted in the current
                                                calendar month.
                 - Incentive Fee                Annual fee paid to Servicer for
                                                performance above an annually
                                                agreed target.
 [21]           Other Servicer Fees             Fees paid to other service
                                                providers including the
                                                Administrative Agent, Financial
                                                Advisor and Independent Trustees

 [22]   S [19]...[Total Cash Expenses             Aircraft Operating Expenses +
                                                SG&A Expenses

--------------------------------------------------------------------------------

                NET CASH COLLECTIONS
 [23]    [16]   Total Cash Collections          as per line 17 above.
 [24]    [22]   Total Cash Expenses             as per line 24 above.
 [25]           Drawings from Expense Account   Cash drawn from the Expense
                                                Account and used to pay for
                                                expenses during the period.
 [26]           Transfer to Expense Account     Cash set aside in the Expense
                                                Account to pay for future
                                                expected expense obligations.
 [27]           Interest Payments               Interest Payments to Noteholders
                                                on all outstanding debt.
 [28]           Swap Payments                   Net Swap Payments (paid) /
                                                received.
 [29]           Exceptional Items               Cash flows that occur
                                                infrequently and are outside the
                                                normal business activities of
                                                MSAF Group.
 [30]   S [24]...[TOTAL

--------------------------------------------------------------------------------

 [31]           PRINCIPAL PAYMENTS              Principal Payments to
                                                Noteholders.

--------------------------------------------------------------------------------

                         MORGAN STANLEY AIRCRAFT FINANCE
         Cumultive Performance to Date - March 15, 2000 to May 15, 2001
          all amounts in millions of US dollars unless otherwise stated

                                                       Actual                   2000 Base Case     Variance
                                                       ------                   --------------     --------
       Source of Funds
       Net Cash Collections                              97.7                  97.7                       -
       Add Back Interest                                146.9                 142.7                     4.2
       Add Back Swap Payments                             8.4                  12.4                    (4.0)
                                                        -----                 -----                     ---
 a                                                      253.0                 252.8                     0.2
                                                        -----                 -----                     ---

       Application of Funds
  b    Swap Payments                                      8.4                  12.4                    (4.0)
  c    Class A Interest                                 108.2                 104.4                     3.8
  d    Class A Minimum                                    5.8                   4.8                     1.0
  e    Class B Interest                                  13.4                  13.0                     0.4
  f    Class B Minimum                                    4.4                   4.4                       -
  g    Class C Interest                                  14.1                  14.1                       -
  h    Class C Minimum                                      -                     -                       -
  I    Class D Interest                                  11.2                  11.2                       -
  j    Class D Minimum                                      -                     -                       -
  k    Class A Scheduled                                  0.8                   0.2                     0.6
  l    Class B Scheduled                                  3.6                   3.6                       -
  m    Class C Scheduled                                  1.3                   1.3                       -
  n    Class D Scheduled                                  0.1                   0.1                       -
  o    Permitted Aircraft Modifications                     -                     -                       -
  p    Class A Supplemental                              81.7                  83.3                    (1.6)
                                                        -----                 -----                     ---
                                                        253.0                 252.8                     0.2
                                                        -----                 -----                     ---

--------------------------------------------------------------------------------------------------------------------

 [1]   Interest Coverage Ratio
       Class A                                           2.17                  2.16  = a / (b+c)
       Class B                                           1.86                  1.88  = a / (b+c+d+e)
       Class C                                           1.64                  1.65  = a / (b+c+d+e+f+g)
       Class D                                           1.53                  1.54  = a / (b+c+d+e+f+g+h+i)

 [2]   Debt Coverage Ratio
       Class A                                           1.52                  1.54  = a / (b+c+d+e+f+g+h+i+j+k)
       Class B                                           1.49                  1.50  = a / (b+c+d+e+f+g+h+i+j+k+l)
       Class C                                           1.48                  1.49  = a / (b+c+d+e+f+g+h+i+j+k+l+m)
       Class D                                           1.48                  1.49  = a / (b+c+d+e+f+g+h+i+j+k+l+m+n)

----------------------------------------------------------------------------------------------------------------------

                                ---------------------------------------------------------------
       Loan-to-Value Ratios      2000 Base Case          Actual             2000 Base Case
                                   15-Mar-00           15-May-01             15-May-01
                                ---------------------------------------------------------------

 [3]   Assumed Portfolio Value    2,049.1                                   1,947.9

 [4]   Adjusted Portfolio Value                       1,858.8

       Liquidity Reserve Amount
         - Cash                      30.0                30.0                  30.0
         - Accrued Expenses           6.0                 7.1                   7.1
         - Security Deposits          7.1                18.1                  18.1
                                ----------        ------------          ------------
       subtotal cash                 43.1                55.3                  55.3
         - Letters of Credit         82.1                70.0                  70.0
                                ----------        ------------          ------------
       Total Liquidity Reserve      125.2               125.3                 125.3

 [5]   Total Asset Value          2,174.3             1,984.1               2,073.2

       Note Balance
       Class A                    1,404.7   64.6%     1,316.4     66.3%     1,316.4      63.5%
       Class B                      164.7   72.2%       156.7     74.2%       156.7      71.1%
       Class C                      154.9   79.3%       153.6     82.0%       153.6      78.5%
       Class D                      110.0   84.4%       109.9     87.5%       109.9      83.8%
                                ---------         -----------           -----------
       Total                      1,834.3             1,736.6               1,736.6

[1] Interest Coverage Ratio is equal to Net Cash Collections, before interest and swap payments, expressed as a ratio of the swap costs and interest payable on each subclass of Notes plus the interest and minimum principal payments payable on each subclass of Notes that rank senior in priority of payment to the relevant subclass of Notes.

[2] Debt Coverage Ratio is equal to Net Cash Collections before interest and swap payments, expressed as a ratio of the interest and minimum and scheduled principal payments payable on each subclass of Notes plus the interest and minimum and scheduled principal payments payable on each subclass of Notes that ranks equally with or senior to the relevant subclass of Notes in the priority of payments.

[3] Assumed Portfolio Value represents the Initial Appraised Value of each aircraft in the Portfolio multiplied by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

[4] Adjusted Portfolio Value represents the Base Value of each aircraft in the Portfolio as determined by the most recent Appraisal multiplied by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date. The lower of the Assumed Portfolio Value or 105% of the Adjusted Portfolio Value is used to calculate the principal repayment amounts to Noteholders.

[5] Total Asset Value is equal to Total Portfolio Value plus Liquidity Reserve Amount.